Exhibit 10.55a

ADMINISTRATIVE AMENDMENT, dated as of October 22, 2014 (this “Amendment”), to the THIRD AMENDED AND RESTATED CREDIT AGREEMENT, dated as of October 3, 2014 (as amended, supplemented or otherwise modified prior to the date hereof, the “Credit Agreement”), among AVIS BUDGET HOLDINGS, LLC, a Delaware limited liability company (“Holdings”), AVIS BUDGET CAR RENTAL, LLC, a Delaware limited liability company (the “Borrower”), AVIS BUDGET GROUP, INC., a Delaware corporation, the Subsidiary Borrowers party thereto, the Lenders party thereto, Deutsche Bank Securities Inc., as Syndication Agent, Citibank, N.A., Bank of America, N.A., Credit Agricole Corporate and Investment Bank, Barclays Bank plc and The Royal Bank of Scotland plc, as Co-Documentation Agents, and JPMORGAN CHASE BANK, N.A., as the Administrative Agent (the “Administrative Agent”), and J.P. Morgan Securities Limited, Citigroup Global Markets Inc. and Deutsche Bank Securities Inc., as the Joint Lead Arrangers and Joint Bookrunners.
W I T N E S S E T H :
WHEREAS, the Borrower and the Administrative Agent have identified an omission of a technical nature in the definition of “Applicable Margin” in Section 1.1 of the Credit Agreement;
NOW, THEREFORE, pursuant to Section 10.1 of the Credit Agreement the parties hereto hereby agree as follows:
SECTION 1.    DEFINITIONS.
1.1    Defined Terms. Terms defined in the Credit Agreement and used herein shall have the meanings given to them in the Credit Agreement unless otherwise defined herein.
SECTION 2.    ADMINISTRATIVE AMENDMENT PURSUANT TO SECTION 10.1.
2.1    Amendment of the Definition of “Applicable Margin”. Pursuant to Section 10.1 of the Credit Agreement, the Borrower and the Administrative Agent hereby provide written notice to the Lenders that the definition of “Applicable Margin” in Section 1.1 of the Credit Agreement is amended to correct a technical omission in the Credit Agreement, which amendment shall become effective without any further action or consent of any Person if the same is not objected to in writing by the Required Lenders within five (5) Business Days following the first date a draft of this Amendment is posted or otherwise provided for review by the Lenders. In accordance with the foregoing, clause (b) of the definition of “Applicable Margin” in Section 1.1 is amended in its entirety to read as follows: “with respect to Revolving Loans, a rate determined in accordance with the Pricing Grid”.
2.2    Conditions to Effectiveness of Amendment. This Amendment shall become effective on the date (the “Amendment Effective Date”) on which the following conditions shall have been satisfied:
(a)    Amendment. The Administrative Agent shall have received this Amendment, executed and delivered by the Borrower.
(b)    No objection. This Amendment shall not be objected to in writing by the Required Lenders within five (5) Business Days following the first date a draft of this Amendment is posted or otherwise provided for review by the Lenders.
2.3    Continuing Effect; No Other Waivers or Amendments. This Amendment shall not constitute an amendment or waiver of or consent to any provision of the Credit Agreement and the other

Exhibit 10.55a

Loan Documents not expressly referred to herein and shall not be construed as an amendment, waiver or consent to any action on the part of the Borrower that would require an amendment, waiver or consent of the Administrative Agent or the Lenders except as expressly stated herein. Except as expressly amended, consented to or waived hereby, the provisions of the Credit Agreement and the other Loan Documents are and shall remain in full force and effect in accordance with their terms.
2.4    Loan Documents. Each Loan Party executing this Amendment confirms and agrees that notwithstanding the effectiveness of this Amendment, each Loan Document to which such Person is a party is, and shall continue to be, in full force and effect and is hereby ratified and confirmed in all respects, in each case as amended by this Amendment.
2.5    Counterparts. This Amendment may be executed in any number of separate counterparts by the parties hereto (including by telecopy or via electronic mail), each of which counterparts when so executed shall be an original, but all the counterparts shall together constitute one and the same instrument.
2.6    GOVERNING LAW. THIS AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES UNDER THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK.

Exhibit 10.55a

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed and delivered by their respective duly authorized officers as of the date first above written.

AVIS BUDGET CAR RENTAL, LLC, as Borrower
By:	/s/ Rochelle Tarlowe
Name:	Rochelle Tarlowe
Title:	Vice President and Treasurer

Exhibit 10.55a

JPMORGAN CHASE BANK, N.A., as Administrative Agent
By:	/s/ Richard W. Duker
Name:	Richard W. Duker
Title:	Managing Director